Exhibit 10.1


                            ASTRO DIAMOND MINES N.L.

                                     Vendor


                                       and


                       LEGEND INTERNATIONAL HOLDINGS INC.

                                    Purchaser






                              CONTRACT FOR THE SALE
                               OF MINING TENEMENTS

THIS DEED is dated 3 March 2006

BETWEEN:

ASTRO DIAMOND MINES N.L. of PO Box 6315 St Kilda Road Central, Melbourne, Victoria 8008 ACN 007 090 904 ("Vendor")

AND

LEGEND INTERNATIONAL HOLDINGS INC. of Level 8, 580 St Kilda Road, Melbourne, Victoria ("Purchaser")


RECITALS:

A. The Vendor is the registered holder and beneficial owner of the interest in the Tenements hereinafter defined.

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the interest of the Vendor in the Tenements on the terms and conditions set out below.


NOW THIS DEED WITNESSES

1)   Definitions

a)   In this Agreement, unless the context otherwise requires:-

     "Conditions" means the conditions set out in clause 3.1;

     "Encumbrance" includes a mortgage, charge, bill of sale, lien, pledge, plaint, writ, warrant, caveat or any other interest, right, claim or demand whatsoever;

     "Interest" means the interest of the Vendor in the Tenements, as set out in
     Schedule 1.

     "Mines Department" means the Department of Primary Industry, Fisheries & Mines, Northern Territory;

     "Mining Act" means the Mining Act of the Northern Territory and all regulations made thereunder;

     "Mining Information" means:-

     i) all surveys, maps, plans and diagrams of the Tenements and the adjacent areas;

     ii) all drill samples and cores, drilling locations and drilling logs from drilling conducted on the Tenements or the adjacent areas;

     iii) all assay reports and geological, geochemical and geophysical samples and reports of or with respect to ores extracted from or located upon the Tenements or the adjacent areas;

     iv) all mining and metallurgical and feasibility studies with respect to the Tenements or the adjacent areas; and

     v) all papers, notes, advices and reports extracted or compiled from or based upon the documents and things referred to above and all other data, specifications, records (in whatever form), reports, accounts and other documents or things and knowledge (whether reduced to writing or not ) relating to the Tenements or the adjacent areas;

     owned by or in the possession of the Vendor;

     "Minister" means the minister from time to time charged with the administration of the Mining Act;

     "Purchase Price" means the sum of one million five hundred thousand Australian dollars (AUD$1,500,000);

     "Schedule" means a schedule to this Agreement;

     "Settlement" means the completion by the Vendor and the Purchaser of the sale and purchase of the Interest as contemplated by this Agreement and shall take place on the Settlement Date;

     "Settlement Date" means the date upon which Settlement occurs;

     "Tenements" means each of the mining tenements listed in Schedule 1 and includes any mining tenements applied for or granted at any time in respect of all or any part or parts of the area the subject of those mining tenements or any of them.

2)   Sale and Purchase

a) The Vendor hereby agrees to sell as beneficial owner and the Purchaser hereby agrees to purchase, free from all Encumbrances, the Interest, for the consideration and otherwise upon and subject to the terms and conditions set out in this Agreement.

b) The Settlement Date shall be the date three (3) months after approval by shareholders of the Vendor of the sale of the Interest as set out in Clause 3.1(2).

c) As consideration for the purchase of the Interest, the Purchaser shall pay to the Vendor the Purchase Price by bank cheque.

d) The Purchaser shall lodge this Agreement for assessment of stamp duty if applicable.

e) No less than seven (7) days prior to the Settlement Date, the Purchaser shall deliver to the Vendor forms of transfer of the Interest in a form registrable at the Mines Department, executed by the Purchaser ("Transfers").

f) On the Settlement Date, the Purchaser shall pay to the Vendor the Purchase Price payable pursuant to clause 2.3.

g) Representatives of the Vendor and the Purchaser shall on the Settlement Date, or as soon as practicable after stamped Transfers of the Interest are available, attend at the Mines Department to lodge the Transfers for registration.

h) The Vendor shall on the Settlement Date deliver and provide all Mining Information to the Purchaser.

i) Settlement shall take place on the Settlement Date at the offices of the Vendor.

j) The Vendor shall pay all rent relating to any of the Tenements and council rates, royalties, utility charges or other outgoings chargeable or payable with respect to any of the Tenements up to the Settlement Date from which date the Purchaser shall pay the same and in the event that any such outgoings are payable in respect of a certain period and the Settlement Date falls during that period, then such outgoings shall be apportioned between the Vendor and the Purchaser on the basis that the Vendor pays all such outgoings for the period prior to and including the Settlement Date and the Purchaser pays the outgoings in respect of the priod after the Settlement Date.

k) Title and risk in the Interest will pass to the Purchaser upon Settlement. The Vendor as lessee or licensee as the case may be of the Tenements assigns to the Purchaser all of its estate, title and interest in the Tenements and the Purchaser agrees to assume and discharge all of the obligations and liabilities attaching to the Tenements.

3)   Conditions

a)   This Agreement is conditional upon:-

     i) the Minister, or an officer of the Mines Department acting with the authority of the Minister, consenting in writing to the sale of the Interest hereunder as contemplated hereunder;

     ii) the approval of shareholders of the Vendor pursuant to the ASX Listing Rules of the sale of the Interest as contemplated hereunder if required;

     (3) the Purchaser having conducted all such reasonable enquiries required to satisfy itself as to the status and nature of the Interest and the interest of the Vendor therein.

b) Condition 3.1.2 is included solely for the benefit of the Purchaser and the Purchaser, in its absolute discretion, may at any time waive that Condition in whole or in part by notice in writing to the Vendor and condition 3.1.3 may be waived in writing by the Vendor and the Purchaser respectively if it is determined by the ASX that shareholder approvals are not required. All other Conditions may be waived by agreement in writing by the Vendor and the Purchaser.

c) Each of the parties shall use their best endeavours to procure that the Conditions are satisfied as soon as practicable after the date of execution of this Agreement, and the parties hereto agree that the Purchaser shall apply for the consent referred to in Condition 1 as soon as practicable after execution of this Agreement.

d) In the event that any of the Conditions are not satisfied or waived within 60 days of the date of this Agreement, or such later date as the parties may agree, this Agreement may be terminated by notice by either party to the other and upon termination this Agreement, except for this clause, shall be of no further force or effect but without affecting liability for breach of this Agreement arising before the date of termination.

4)   Vendor's Warranties

The Vendor hereby warrants to the Purchaser with the intention that such warranties shall survive settlement hereunder, that:-

     i) the Vendor is the registered holder and beneficial owner of the Interest and will upon the Settlement Date be capable of transferring the Interest to the Purchaser free of all Encumbrances;

     ii) the Vendor is not aware of any litigation or proceedings of any nature whatsoever concerning any of the Tenements (including without limitation any plaint seeking forfeiture of any of the Tenements) pending or threatened against the Vendor or any other person which may defeat, impair, detrimentally affect or reduce the right, title and interest of the Vendor in any of the Tenements or the interest therein expressed to be sold to the Purchaser under this Agreement;

     iii) each of the Tenements is of full force and effect and in good standing and not liable to forfeiture for any reason;

     iv) there are not or will not on the Settlement Date be any agreements affecting the Tenements;

     v) there is not in existence any current compensation agreement with the owner or occupier of any land which is subject to any of the Tenements;

     vi) the Vendor has corporate power to own, sell and assign the Tenements and to bind itself in the manner contemplated by this Agreement and to execute, deliver and perform this Agreement;

     vii) the Vendor has not granted, (and will not have granted at the date Settlement is effected) to any person, firm or corporation any rights to own or possess any interest or any rights to explore or prospect for minerals or to mine the same in any part of the Tenements (or any of them);

     viii) all Mining Information has been disclosed to the Purchaser.

     (9) All debts, liabilities or obligations that arise prior to the Settlement Date in respect of the Interest shall be the sole and exclusive responsibility of the Vendor.

5)   Vendor's Covenants

a) The Vendor hereby covenants and agrees with the Purchaser that until the Settlement Date it shall comply with, observe and perform all the requirements and provisions which attach to each of the Tenements and of the Mining Act and any other statutes insofar as they apply to any of the Tenements and shall, without limiting the generality of the foregoing:-

     i) do all things necessary to keep each Tenement in good standing and free from all Encumbrances or liability to forfeiture or non-renewal;

     ii) pay all fees, rents, rates and other sums levied or assessed on or in connection with any of the Tenements;

     iii) comply with all the expenditure and work conditions relating to each of the Tenements;

     iv) forthwith upon receipt from the Department of Mines, the Minister or from any Warden, Court or other body deliver to the Purchaser copies of any notices or other documents received in respect of any of the Tenements; and

     v) not make, execute or enter into any agreement with respect to the land the subject of the Tenements or part thereof.

b) If requested by the Purchaser at any time or from time to time, whether before or after the Settlement Date, the Vendor shall execute all such notices, applications, assignments, transfers and documents and do all such matters, acts and things as may in the Purchaser's reasonable opinion be necessary or desirable for the purpose of giving full effect to this Agreement or for the purposes of protecting or maintaining any of the Tenements including without limitation assisting in the defence of plaints for forfeiture in respect of any of the Tenements and giving evidence in relation to any legal proceedings in respect of any of the Tenements. The cost in relation to all such matters shall be borne as agreed between the parties.

6)   Possession

     Subject to the Mining Act the Purchaser shall be entitled to possession of the Interest as and from the Settlement Date.

7)   Caveats and Registration

     The Purchaser may register this Agreement as a dealing in respect of each Tenement and may lodge such caveats as it thinks fit to protect its interest under this Agreement and the Vendor hereby agrees that during the continuance of this Agreement the Vendor will not take any steps to remove such caveats.

8)   Default

a) Subject to Clause 8.2 of this Agreement, time shall be of the essence of this Agreement in all respects but neither the Vendor nor the Purchaser shall be entitled to terminate this Agreement on the ground of the other's default in performing or observing any obligation imposed on that other party under the contract;

     unless

     (1) the party not in default has first given to the party in default a written notice specifying the default complained of, which notice shall require that the default be remedied within 14 days; and

     (2)  the party in default fails to remedy the default within such 14 days.

     The giving of a notice under this clause does not prejudice the right of either party to give a further notice under this clause and this clause shall not apply where either party expressly repudiates this Agreement.

b) If the Purchaser does not pay to the Vendor the Purchase Price by the Settlement Date, then unless agreed otherwise by the Parties, this Agreement terminates at 5pm on the Settlement Date.

9)   Confidentiality

a) The terms of this Agreement, and of negotiations leading to the execution of this Agreement not in the public domain shall be confidential during the term of the Agreement. The terms of this Agreement will not be disclosed by a Party without the written consent of the other Parties. The consent shall be given or denied promptly but shall not be unreasonably withheld. The information may be furnished without consent by a Party to:

     i)   a Related Corporation;

     ii) any State or Federal Government having lawful jurisdiction over a Party;

     iii) any stock exchange on which shares or other securities of the Party or a Related Corporation are listed when required by regulations of that stock exchange provided that the Parties shall use their best endeavours to agree on the wording of any statement or announcement to the stock exchange;

     iv) financial and lending institutions or other third parties for the purpose of acquiring finance;

     v) independent consultants and contractors of a Party whose duties in relation to the reasonably require such disclosure; and

     vi) independent accountants or legal counsel engaged by a Party to give advice on matters relating to this Agreement.

b) All the Parties shall use reasonable endeavours to agree on the wording of all public announcements and statements including statements to shareholders whether contained in an annual report or made at a general meeting or otherwise, relative to the subject matter of this Agreement.

10)  General Provisions

a) Any notice request election or other communication required to be given by one party to another under this Agreement or given by one party to another in connection with this Agreement must be in writing, addressed to the company secretary of the other party at the following addresses:

     The Vendor
     The Company Secretary
     Astro Diamond Mines NL
     PO Box 6315, St Kilda Road Central, Melbourne, Victoria, 8008
     Facsimile:  (03) 8532 2805

     The Purchaser
     The Secretary
     Legend International Holdings Inc.
     Level 8, 580 St Kilda Road, Melbourne, Victoria, 3004
     Facsimile:  (03) 8532 2881

     or such other address as may be notified in writing from time to time and:

     (1)  delivered to that party's address;

     (2)  sent by prepaid certified post to that party's address; or

     (3)  transmitted by facsimile to that party's facsimile receiver number.

b) A notice request election or other communication shall be deemed to have been duly given and received:

     (1)  if left at the party's address, when delivered;

     (2)  if sent by certified post, 3 days after posting;

     (3) on the day of transmission, if transmitted by facsimile on a business day during normal business hours in the place where the recipients address is located, otherwise the next following business day, if a correct and complete transmission report for that transmission is received from the sender's machine.

     For the purposes of this clause, "business day" means a day when major banks are open for business in Victoria, Australia.

c) This Agreement constitutes the entire contract between the parties with regard to the matters dealt with in this Agreement and no representations, terms, conditions or warranties not contained in this Agreement shall be binding on the parties.

d) No agreement varying, adding to, deleting from or cancelling this Agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

e) No indulgence granted by a party shall constitute a waiver of any of that party's rights under this Agreement and that party shall not be precluded as a consequence of having granted such indulgence from exercising any rights against the other party or parties which may have arisen in the past or which may arise in the future.

f) The provisions of this Agreement shall enure for the benefit of and be binding upon the parties and their respective successors and permitted assigns.

g) This Agreement shall be governed by and construed in accordance with the laws from time to time in force in Victoria, Australia and the parties agree to submit to the jurisdiction of the courts of that State and all courts of appeal therefrom.

h)   This Agreement does not create a partnership between the parties.

i) The Purchaser shall pay all stamp duty assessed on this Agreement, the Mortgage and any document executed in pursuance hereof or contemplated hereby and all registration fees in connection therewith.

j) Each party shall bear its own legal costs of and incidental to the preparation, negotiation, execution and stamping of this Agreement in triplicate.

k) Each party will do, execute, acknowledge and deliver all and every such further act, deeds, agreements, covenants, applications, assignments and other assurances as may be necessary or expedient for the purposes of giving full effect to the terms and conditions and purposes of this Agreement.

l) No statute, proclamation, order, regulation, by-law or moratorium whether present or future shall (unless the application thereof is mandatory by law) apply to this Agreement so as to abrogate, extinguish, impair, diminish, fetter, delay or otherwise prejudicially affect any rights, powers, remedies or discretions of or accruing hereunder to any party.

m) The parties intend this Agreement to operate and have effect as a Deed but in the event that this Agreement or the execution thereof fails to comply with any statutory or formal requirement relating to the creation of deeds, it is the intention of the parties that this Agreement shall nevertheless constitute a legally binding agreement.

n) Nothing contained in this Agreement shall, unless any intention to the contrary is expressly stated, be deemed to constitute or authorise any party to act as the agent or representative of any other party or parties for any reason or purpose whatsoever. No party shall have any authority to act for or to assume any obligation or responsibility on behalf of any other party or parties except as otherwise expressly provided herein or by other express agreement between the parties.

o) Notwithstanding anything contained in this deed, the parties acknowledge that if a claim to native title exists or is claimed over any part of the land the subject of the Tenements no party shall have any claim against any other party in respect of any breach of warranty or obligation contained in this deed arising from the native title claim.

11)  Interpretation

a) In this Agreement and subject to any express contrary intention expressed herein:-

     i) singular words include the plural and plural words include the singular and neuter words include the masculine and feminine genders and words of any gender include the other genders;

     ii) words denoting natural persons include natural persons and corporations;

     iii) the headings in this Agreement (including headings in the Schedule) do not affect the interpretation or construction of this Agreement and references to parts, recitals, clauses, paragraphs or schedules by letter or number are references to this Agreement;

     iv) reference to any statute or regulation in this Agreement include a reference to that statute or regulation as amended, modified or replaced from time to time and reference to a statute includes orders, ordinances, regulations, rules and by-laws made under or pursuant to that statute;

     v) the word "day" where used herein refers to a calendar day whether or not it is Saturday, Sunday or a Public Holiday (as prescribed by Government) provided that any act, matter or thing required herein to be done on a Saturday, Sunday or Public Holiday (as prescribed by Government) may be done on the next business day when banks are open for trading;

     vi) reference to a party includes a reference to its personal representatives, successors and permitted assigns.

EXECUTED as a Deed on the firstmentioned date.

THE COMMON SEAL of ASTRO
DIAMOND MINES NL was
hereunto affixed by authority of the
Directors in the presence of:

/s/ David Tyrwhitt
----------------------
Director:

/s/ Peter Lee
-------------------
Director/Secretary:




THE COMMON SEAL of LEGEND
INTERNATIONAL HOLDINGS INC.
was hereunto affixed by authority of the Directors in the presence of:

/s/ David Tyrwhitt
----------------------
Director:

/s/ Peter Lee
-------------------
Director/Secretary:

                                   SCHEDULE 1
                                    Tenements

------------------------------------------------------------------------
Comp    TenID        Project          Stat          Grant      Interest
------------------------------------------------------------------------
ARO    EL 22244   CALVERT HILLS    Granted        07/03/2003     100%
------------------------------------------------------------------------
ARO    EL 22245   CALVERT HILLS    Granted        07/03/2003     100%
------------------------------------------------------------------------
ARO    EL 22246   CALVERT HILLS    Granted        05/02/2003     100%
------------------------------------------------------------------------
ARO    EL 22247   CALVERT HILLS    Granted        05/02/2003     100%
------------------------------------------------------------------------
ARO    EL 22251   CALVERT HILLS    Granted        24/04/2003     100%
------------------------------------------------------------------------
ARO    EL 22252   CALVERT HILLS    Granted        22/08/2002     100%
------------------------------------------------------------------------
ARO    EL 22294   COX              Application                   100%
------------------------------------------------------------------------
ARO    EL 22295   COX              Granted        05/02/2003     100%
------------------------------------------------------------------------
ARO    EL 22296   COX              Granted        05/02/2003     100%
------------------------------------------------------------------------
ARO    EL 22297   COX              Granted        08/08/2003     100%
------------------------------------------------------------------------
ARO    EL 22298   COX              Granted        24/04/2002     100%
------------------------------------------------------------------------
ARO    EL 22299   COX              Application                   100%
------------------------------------------------------------------------
ARO    EL 22300   COX              Granted        26/09/2002     100%
------------------------------------------------------------------------
ARO    EL 22302   COX              Granted        26/09/2002     100%
------------------------------------------------------------------------
ARO    EL 22351   CALVERT HILLS    Granted        08/08/2003     100%
------------------------------------------------------------------------
ARO    EL 23116   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23117   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23118   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23119   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23120   CALVERT HILLS    Application                   100%
------------------------------------------------------------------------
ARO    EL 23121   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23124   COX              Application                   100%
------------------------------------------------------------------------
ARO    EL 23126   COX              Granted        08/08/2003     100%
------------------------------------------------------------------------
ARO    EL 23127   COX              Application                   100%
------------------------------------------------------------------------
ARO    EL 23162   COX              Application                   100%
------------------------------------------------------------------------
ARO    EL 23510   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23511   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23512   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23513   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23514   CALVERT HILLS    Granted        03/03/2003     100%
------------------------------------------------------------------------
ARO    EL 23515   CALVERT HILLS    Granted        04/07/2003     100%
------------------------------------------------------------------------